UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2006

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Apollo Group, Inc. is filing this amendment to its Current Report on Form 8-K filed on June 26, 2006, which reported that the Board of Directors of Apollo Group, Inc. elected Mr. George Zimmer and Mr. Daniel Diethelm to serve as Directors.

Mr. Diethelm and Ms. Hedy F. Govenar have been appointed to serve on a Special Committee of the Board of Directors, which has been established to oversee the previously announced review of the Company’s practices related to stock option grants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

June 28, 2006	By:	Kenda B. Gonzales

Name: Kenda B. Gonzales
Title: Chief Financial Officer, Secretary, and Treasurer

Apollo Group, Inc.

June 28, 2006	By:	Daniel E. Bachus

Name: Daniel E. Bachus
Title: Chief Accounting Officer and Controller

Apollo Group, Inc.

June 28, 2006	By:	Brian Mueller

Name: Brian Mueller
Title: President